                                                       Exhibit 10.19.1.3


                     AMENDMENT TO STOCK PURCHASE AGREEMENT

      This Amendment to Stock Purchase Agreement (the "Amendment") is made and entered into as of this 31st day of January, 1998 between and among United Auto Group, Inc., a Delaware corporation, UAG Young, Inc., a Delaware corporation, Dan Young, Inc., an Indiana corporation, Dan Young Chevrolet, Inc., an Indiana corporation, Parkway Chevrolet, Inc., an Indiana corporation, Young Management Group, Inc., an Indiana corporation, Alan V. Young, an individual resident of the state of Indiana, William A. Young, an individual resident of the state of Indiana, Dan E. Young, an individual resident of the state of Florida, Conway
M. Anderson, III, an individual resident of the state of South Carolina, Shirley J. Young Irrevocable GRAT Trust u/a dated 3/1/97, Dan E. Young Irrevocable GRAT Trust u/a dated 3/1/97, Irrevocable Trust for Alan V. Young u/a dated 8/31/90 and Irrevocable Trust for William A. Young u/a dated 8/31/90.

                              W I T N E S S E T H:

      WHEREAS, the parties hereto have entered into that certain Stock Purchase Agreement dated as of September 25, 1997 (the "Stock Purchase Agreement");

      WHEREAS, the parties hereto desire to further amend the terms of the Stock Purchase Agreement as set forth herein;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Stock Purchase Agreement.

      2. Prior to the Closing, UAG Young and UAG Young II, Inc., a Delaware corporation shall form D. Young Chevrolet, LLC, a Delaware limited liability company ("DYCLLC"). UAG Young and UAG Young II, Inc. shall constitute the members of DYCLLC. Also prior to the Closing, UAG and certain Stockholders of Dan Young Chevrolet will form a Delaware limited liability company known as Dan Young Motors, LLC. A. Young and W. Young shall acquire and own a fifty-one percent (51%) interest in the profits (after taking into account preferred returns on contributed capital) and losses of Dan Young Motors, LLC and shall have majority control of Dan Young Motors, LLC. Dan Young Chevrolet shall have a forty-nine percent (49%) interest in the profits (after taking into account preferred returns on contributed capital) and losses of Dan Young Motors, LLC.

      3. At the Closing (i) DYCLLC shall acquire all of the assets of Dan Young Chevrolet except for (a) those assets used exclusively in connection with Dan Young Chevrolet's Honda dealership and (b) those assets arising out of or relating to that certain 22.22% undivided interest in one (1) Cessna Citation 650, Serial Number 650-0028, FAA Registration Number N328QS and two (2) Garrett TFE 731-3B-100S Engines, Serial Numbers P87161C and P87124C (the "Cessna Citation") (such assets, exclusive of those described in (a) and (b), herein collectively referred to as the "Chevrolet and Isuzu Assets") and Dan Young Chevrolet shall sell, assign, convey and transfer to DYCLLC all of its right, title and interest in and to the Chevrolet and Isuzu Assets; and (ii) DYCLLC shall assume all of the liabilities of Dan Young Chevrolet except for those liabilities arising out of or relating to Dan Young Chevrolet's Honda dealership or the Cessna Citation. UAG shall cause DYCLLC to pay in full, contemporaneously with Closing, the Assumed Loans constituting part of such assumed liabilities. Immediately after DYCLLC's acquisition of the

Chevrolet and Isuzu Assets in exchange for DYCLLC's transfer to Dan Young Chevrolet of the cash purchase price for such assets as set forth on the Allocation Schedule, such purchase price consideration from such sale shall be distributed as a dividend to the Stockholders of Dan Young Chevrolet prior to transfer of the Shares of Dan Young Chevrolet as provided in Section 4 below.

      4. At the Closing, the Shares of Dan Young Chevrolet (the "DYC Shares") together with stock powers relating thereto shall be delivered to and held by Rogers & Hardin LLP as escrow agent (the "Escrow Agent") pursuant to the terms of an escrow agreement agreed to by the parties (the "Honda Escrow Agreement") and the purchase price for the DYC Shares as set forth on the Allocation Schedule shall be paid to the Stockholders of Dan Young Chevrolet. The Honda Escrow Agreement shall provide that the Escrow Agent shall deliver the DYC Shares to UAG Young on the earlier of (i) the date that is no more than three
(3) Business Days after receipt of Honda's approval of the transactions contemplated hereby or (ii) the date on which the Escrow Agent receives written notice from UAG Young directing the Escrow Agent to transfer the DYC Shares to UAG Young, or (iii) December 16, 1998, on which date Escrow Agent shall be deemed to have received written notice from UAG Young directing the Escrow Agent to transfer the DYC Shares to UAG Young.

      5. After the Closing Date but prior to the DYC Shares being transferred to UAG Young by the Escrow Agent, Dan Young Chevrolet shall contribute to Dan Young Motors, LLC all assets owned by Dan Young Chevrolet exclusively and specifically relating to Dan Young Chevrolet's Honda dealership, and Dan Young Motors, LLC shall assume all liabilities of Dan Young Chevrolet relating to such assets.

      6. At the Closing, the purchase price for the Shares of Heritage (the "Heritage Shares") as set forth on the Allocation Schedule shall be paid to the Heritage Stockholders, and the Heritage Shares together with irrevocable stock powers relating thereto shall be delivered to and held by the Escrow Agent pursuant to the terms of an escrow agreement to be agreed to by the parties (the "Heritage Escrow Agreement"). The Heritage Escrow Agreement shall provide that the Escrow Agent shall deliver the Heritage Shares to UAG Young on the earlier of the date (i) that is no more than three (3) Business Days after receipt of BMW's approval of the transactions contemplated hereby or (ii) the date on which the Escrow Agent receives written notice from UAG Young directing the Escrow Agent to transfer the Heritage Shares to UAG Young, or (iii) December 16, 1998, on which date Escrow Agent shall be deemed to have received written notice from UAG Young directing the Escrow Agent to transfer the DYC Shares to UAG Young.

      7. At the Closing, (a) Dan Young Chevrolet and DYCLLC shall enter into a management agreement pursuant to which DYCLLC shall manage the operations of Dan Young Chevrolet in return for a management fee and (b) UAG Young or UAG Young Automotive Group, LLC ("UAG/YAG") and Heritage shall enter into a management agreement pursuant to which UAG/YAG shall manage the operations of Heritage in return for a management fee.

      8. (a) UAG shall indemnify each Stockholder who holds Shares in Dan Young Chevrolet immediately prior to Closing for an amount equal to the excess of (i) Taxes payable by the Stockholder in connection with the sale of the Chevrolet and Isuzu Assets and the related distribution to the Stockholders as contemplated by this Amendment plus the sale (as contemplated by this Amendment) of the Shares of Dan Young Chevrolet owned by the Stockholder over
(ii) the Taxes which would have been payable by such Stockholder had the Shares of Dan Young Chevrolet owned by such Stockholder been sold as contemplated by the Stock Purchase Agreement prior to this

Amendment when Dan Young Chevrolet owned the Chevrolet and Isuzu Assets as well as the assets related to Dan Young Chevrolet's Honda dealership and the Cessna Citation. Section 5.12 of the Stock Purchase Agreement shall apply to the sale of the Shares of Dan Young Chevrolet as contemplated by this Amendment. UAG shall further indemnify each such Stockholder and any other person holding an ownership interest in Dan Young Chevrolet from and after January 31, 1998 (each, a "DYC Continuing Stockholder") in an amount equal to the excess of (i) Taxes payable by the DYC Continuing Stockholder for any taxable period after January 31, 1998 on the income and gain of Dan Young Chevrolet attributable to the DYC Continuing Stockholder under applicable tax law (with the amount of such Taxes calculated as if the income and gain giving rise to such Taxes is the marginal taxable income of the DYC Continuing Stockholder for the applicable tax period), over (ii) the DYC Continuing Stockholder's proportionate share of all cash distributions made by Dan Young Chevrolet to the DYC Continuing Stockholders during the applicable tax period. In addition, UAG shall indemnify each of A. Young, W. Young and any of their respective successors-in-interest holding an ownership interest in Dan Young Motors, LLC (each a "Young Owner") in an amount equal to the excess of (i) the Taxes payable by the Young Owner for any taxable period on income and gain of Dan Young Motors, LLC attributable to the Young Owner (or gain on a disposition of an ownership interest in Dan Young Motors, LLC) under applicable tax law (with the amount of such Taxes calculated as if the income (or gain) giving rise to such Taxes is the marginal taxable income of the Young Owner for the applicable tax period), over (ii) the Young Owner's proportionate share of all cash distributions by Dan Young Motors, LLC to its members (or of cash proceeds to the Young Owner from disposition of an interest in Dan Young Motors, LLC) during the applicable tax period. UAG shall further indemnify each DYC Continuing Stockholder and each Young Owner from and against all liabilities, losses, damages, demands, claims, actions, proceedings, judgments, costs and expenses (including reasonable attorneys' fees) relating to, arising from or in connection with the operation after Closing of any business or other activity of Dan Young Chevrolet or Dan Young Motors, LLC. In all of the above situations, UAG shall also pay the indemnified party an additional amount necessary to cover any Taxes imposed on such party as a result of payments received under this Subsection (a), including for this purpose payments received pursuant to this sentence.

      (b) UAG shall indemnify each Stockholder who holds Shares in Heritage immediately prior to the Closing for an amount equal to the excess of (i) Taxes payable by the Stockholder in connection with the sale of such Shares (as contemplated by this Amendment), over (ii) the Taxes which would have been payable by such Stockholder had the Stockholder's Shares in Heritage been sold as contemplated by the Stock Purchase Agreement prior to this Amendment.
Section 5.12 of the Stock Purchase Agreement shall apply to the sale of Shares in Heritage as contemplated by this Amendment. In addition, UAG shall indemnify each such Stockholder and any other person holding an ownership interest in Heritage from and after January 31, 1998 (each, a "Heritage Continuing Stockholder") in an amount equal to the excess of (i) Taxes payable by the Heritage Continuing Stockholder for any taxable period after January 31, 1998 on the income and gain of Heritage attributable to the Heritage Continuing Stockholder under applicable tax law (with the amount of such Taxes calculated as if the income and gain giving rise to such Taxes is the marginal taxable income of the Heritage Continuing Stockholder for the applicable tax period), over (ii) the Heritage Continuing Stockholder's proportionate share of all cash distributions made by Heritage to the Heritage Continuing Stockholders during the applicable tax period. UAG shall further indemnify each Heritage Continuing Stockholder from and against all liabilities, losses, damages, demands, claims, actions, proceedings, judgments, costs and expenses (including reasonable attorneys' fees) relating to, arising from or in connection with the operation after January 31, 1998 of any business or other activity of Heritage. In all of the above situations, UAG shall also pay the indemnified party an additional amount necessary to cover any Taxes imposed on such party as a result of payments received under this Subsection (b), including for this purpose payments received pursuant to this sentence.

      (c) Amounts required to be indemnified under this Section shall be paid upon UAG's receipt of written statements reasonably evidencing the indemnifiable amount owed by the indemnified party, provided that UAG shall not be required to make an indemnity payment more than ten (10) days prior to the date on which the indemnified party is required to pay such amount.

      9. This Amendment may be executed by facsimile signature and any number of counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original. If any one or more of the provisions of this Amendment shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Amendment shall not be affected thereby.

      10. This Amendment shall supersede all prior amendments to the Stock Purchase Agreement and shall survive the Closing Date and the consummation of the transactions contemplated by the Stock Purchase Agreement.

      11. This Amendment shall be governed by and construed in accordance with the laws of the state of Indiana without giving effect to any choice or conflict of law provision or rule that would cause laws of any other jurisdiction to apply.

      12. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, transferees and assigns.

      13. Schedules 2.11(a), 2.11(c), 2.11(d) and 2.11(e) delivered herewith are hereby substituted for the corresponding schedules previously furnished to UAG and Schedules 2.10(d) and 2.15 are supplemented by the Supplements to Schedules 2.10(d) and 2.15 delivered herewith.

      14. The purchase price payable under the Stock Purchase Agreement shall be allocated as set forth on the attached Allocation Schedule.

      15. The obligation of UAG and its Affiliates under the Stock Purchase Agreement and this Amendment to perform their respective covenants and agreements with respect to the transactions contemplated by the Stock Purchase Agreement and this Amendment involving or relating to Dan Young Chevrolet, Shares of Dan Young Chevrolet, Heritage or Shares of Heritage shall not, from and after the date hereof, be subject to any condition precedent (regardless of whether specified in the Stock Purchase Agreement) except the continuing accuracy (other than as affected by the transactions contemplated by this Agreement) of the representations and warranties under Section 3.1 of the Stock Purchase Agreement.

      16. The obligations of UAG and its Affiliates under this Amendment, and each Stockholder's right to enforce such obligations and to recover Costs arising out of or resulting from any breach of such obligations, shall not be subject to or in any manner limited by (i) the Stockholders Threshold Amount or the Stockholders Cap or (ii) the proviso in clause (ii) of the first sentence of Section 9.2(a) but shall be subject to the procedures set forth in Section
9.3 of the Stock

Purchase Agreement and any claims asserted by the Internal Revenue Service or any other taxing authority for which UAG and its Affiliates may be liable pursuant to the provisions of this Amendment shall be deemed to constitute Third Party Claims for purposes of Section 9.3 of the Stock Purchase Agreement.

      17. Section 9.2(b) of the Stock Purchase Agreement is hereby amended by
(i) correcting the reference to "Section 9.2(b)" in the first line thereof to read "Section 9.2(a)" and (ii) deleting the parenthetical "(as defined in this Agreement and the Merger Agreement)" that begins in the third line of Section 9.2(b)(ii).

      18. To the extent that the terms or provisions of this Amendment conflict or are inconsistent with those of the Stock Purchase Agreement, the terms and provisions of this Amendment shall control and modify those of the Stock Purchase Agreement. Except as so modified, the terms and provisions of the Stock Purchase Agreement shall remain in full force and effect. All references in the Stock Purchase Agreement to "this Agreement" shall include reference to this Amendment, and to the Stock Purchase Agreement as amended by this Amendment, for purposes of applying the terms and provisions of the Stock Purchase Agreement.

      19. The right of any UAG Indemnified Party to recover Costs or any other damages arising from or in connection with Environmental Concerns, including On-Site Concerns, Off-Site Concerns, On-Site Considerations, and Off-Site Considerations, as such terms are defined in the Environmental Indemnification Agreement dated as of January 31 by and between Alan V. Young, William A. Young, UAG and the other signatories thereto (the "Environmental Indemnification Agreement"), shall in all events be limited to the rights expressly provided under the Environmental Indemnification Agreement.

      20. The right of any UAG Indemnified Party to recover Costs or any other damages arising from a matter specifically dealt with under Section 10 of the Closing Date Agreement of even date herewith between certain of the parties hereto and others ("CDA") shall in all events be limited to the rights expressly set forth in the CDA.

      21. (a) The Final Net Worth, as such term is defined in Section 1.4(g) of the Stock Purchase Agreement, shall equal the Final Net Worth determined in accordance with Section 1.4(a)-(f) and this Section, plus the additional amount of $28,702, which additional amount shall be allocated to the Companies as shown on the attached Incremental Net Worth Adjustment Schedule.

            (b) The parties acknowledge that the Closing Date Balance Sheet will include the General Motors factory receivables relating to Tipton Chevrolet included in general ledger accounts 261-4667, 261 Collect and 261R (the "Tipton Receivables"). To the extent that the amount of the Tipton Receivables actually collected from General Motors after January 31, 1998 is less than the amount of the Tipton Receivables on the Closing Date Balance Sheet, the amount of such shortfall shall be deducted from the Final Net Worth. To the extent that the amount of the Tipton Receivables actually collected by Tipton Chevrolet after the Closing Date exceeds the amount of the Tipton Receivables, such amounts shall be added to the Final Net Worth. UAG shall cause Tipton Chevrolet to cooperate with the Youngs and use diligence to collect as much of the Tipton Receivables as possible until such time as the Tipton Receivables matter is resolved with General Motors although Tipton Chevrolet shall have no obligation to commence any proceedings against General Motors. If resolution of the Tipton Receivables matter occurs after payment is made with respect to Final Net

Worth, the appropriate party shall promptly pay the other the amount of the shortfall or excess in the Tipton Receivables. Any outstanding amount with respect to the Tipton Receivables shall be deemed to have been finally resolved with General Motors for purposes hereof on the earlier of the date that the Tipton Receivables matter is agreed to with General Motors or December 15, 1998.

            (c) Clause (f) of Section 1.8 of the Stock Purchase Agreement contemplates that certain cash dividends to Stockholders of the Companies shall be declared and paid by the Companies on or before the Closing Date. To the extent such dividends have not been declared and paid on or before such date as contemplated in such clause (f) (the "unpaid dividends"), no unpaid dividends shall thereafter be payable under such clause, and the Net Worth as of the Closing shall reflect that the unpaid dividends have not been accrued or paid for purposes of Section 1.4.

      22. The Closing Date and Closing for purposes of the Stock Purchase Agreement shall be deemed to be January 31, 1998. The Closing Date Balance Sheet to be delivered pursuant to Section 1.4 of the Stock Purchase Agreement shall be prepared and dated as of January 31, 1998.

      23. In the event that a Stockholder or other Person who is entitled under the Stock Purchase Agreement or this Amendment to receive reimbursement of Taxes is a grantor trust or other entity (such trust or other entity referred to as "Entity") not itself subject to the payment of Taxes, such Entity shall, for purposes of any reimbursement of Taxes under the Stock Purchase Agreement and this Amendment, be deemed liable for payment of any Taxes payable by its grantor beneficiary, or owner, provided that all payments required to be made under the Stock Purchase Agreement or this Amendment for reimbursement of any such Taxes shall be made directly to such Entity.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                          UNITED AUTO GROUP, INC.


                                          By: /s/ George G. Lowrance
                                             ---------------------------
                                              George G. Lowrance
                                              Executive Vice President

                                          UAG YOUNG, INC.,


                                          By: /s/George G. Lowrance
                                             ---------------------------
                                              George G. Lowrance
                                              Executive Vice President

                                          DAN YOUNG, INC.

                                          By:   /s/ Alan V. Young
                                             ---------------------------
                                              Its:    President
                                                  ----------------------


                     SIGNATURES CONTINUED ON FOLLOWING PAGE

                                          DAN YOUNG CHEVROLET, INC.


                                          By:   /s/ Alan V. Young
                                             ---------------------------
                                              Its:    President
                                                  ----------------------
                                          PARKWAY CHEVROLET, INC.


                                          By:   /s/ Conway M. Anderson III
                                              ---------------------------
                                             Its:    President
                                                  -----------------------


                                          YOUNG MANAGEMENT GROUP, INC.


                                          By:   /s/ Alan V. Young
                                             ---------------------------
                                              Its:    President
                                                  ----------------------


                                                /s/ Alan V. Young
                                          ------------------------------
                                          ALAN V. YOUNG, individually



                                                /s/ William A. Young
                                          ------------------------------
                                          WILLIAM A. YOUNG, individually



                                                /s/ Dan E. Young
                                          -------------------------------
                                          DAN E. YOUNG, individually



                                                /s/ Conway M. Anderson III
                                          --------------------------------
                                          CONWAY M. ANDERSON, III, individually


                                          SHIRLEY  J. YOUNG  IRREVOCABLE  GRAT
                                          TRUST U/A DATED 3/1/97



                                                /s/ Alan V. Young
                                          ----------------------------------
                                          ALAN V. YOUNG, TRUSTEE

                     SIGNATURES CONTINUED ON FOLLOWING PAGE

                                                 /s/ William A. Young
                                         --------------------------------------
                                         WILLIAM A. YOUNG, TRUSTEE


                                          DAN E. YOUNG  IRREVOCABLE GRAT TRUST
                                          U/A DATED 3/1/97



                                                /s/ Alan V. Young
                                         --------------------------------------
                                          ALAN V. YOUNG, TRUSTEE



                                                /s/ William A. Young
                                         --------------------------------------
                                          WILLIAM A. YOUNG, TRUSTEE


                                          IRREVOCABLE  TRUST FOR ALAN V. YOUNG
                                          U/A DATED 8/31/90



                                                /s/ Robert P. Kassing
                                         --------------------------------------
                                          ROBERT P. KASSING, TRUSTEE



                                                /s/ Jan Chenowith
                                         --------------------------------------
                                          JAN CHENOWETH, TRUSTEE


                                          IRREVOCABLE  TRUST  FOR  WILLIAM  A.
                                          YOUNG U/A DATED 8/31/90



                                                /s/ Robert P. Kassing
                                         --------------------------------------
                                          ROBERT P. KASSING, TRUSTEE


                                                /s/ Jan Chenowith
                                         --------------------------------------
                                          JAN CHENOWETH, TRUSTEE